UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2024
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On March 21, 2024, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce that the Company and its Chief Executive Officer, Martin J. Shen, received awards at the FiNext Conference, which took place February 28 and 29, 2024 in Dubai.

FiNext, a leading event for the global financial sector, recognized FingerMotion with its Excellence in Finance - Companies Award, while giving Mr. Shen the Excellence in Finance - Leaders Award, “in recognition of his contribution to the finance industry.”

The FiNext Awards acknowledge the accomplishments of companies and individuals in the finance and fintech sector. According to FiNext, the Excellence in Finance – Companies Award recognizes organizations that have demonstrated “exceptional performance, innovation, and impact within the finance and fintech sector,” while its Excellence in Finance – Leaders Award “highlights the exceptional individuals who have exhibited exemplary leadership, vision, and expertise within the finance and fintech realm. From CEOs and CFOs to industry influencers and thought leaders, this category acknowledges the game-changers and visionaries who have made a lasting impact on the industry.” At the Conference, Mr. Shen also spoke on a panel discussing Cybersecurity, Cyber Compliance, and the Future of Money.

“I am honored and grateful to receive this award,” said Mr. Shen. “And we are proud, as a company, to be recognized for our contributions to our industry. The mobile payment and Big Data sectors, we believe, are poised for an era of substantial growth, not only in China but around the world, and we anticipate that FingerMotion will play a significant role in this process.”

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated March 21, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: March 22, 2024	By:
Martin J. Shen
CEO and Director